EXHIBIT 10.10

                                     LEASE


                                 By and Between

                             HEREFORD COMPANY LLC,
                    a New Mexico Limited Liability Company,
                                  as Landlord

                                      and

                        MARIE CALLENDER PIE SHOPS, INC.,
                           a California corporation,
                                   as Tenant






                          For the Property located at

                              5220 Eubank Blvd. NE
                         Albuquerque, New Mexico 87111

                                 August 14, 1998


This document shall not have, nor be construed as having, any binding effect on the parties unless fully executed by the Tenant and Landlord and a fully executed copy is delivered to the Landlord.




                               TABLE OF CONTENTS
                               -----------------

               SECTION                                        PAGE
               -------                                        ----

               1.  DESCRIPTION OF PREMISES ..............     1
               2.  TERM .................................     1
               3.  (INTENTIONALLY OMITTED) ..............     1
               4.  RENTAL ...............................     1
               5.  USE OF THE PREMISES ..................     3
               6.  TRADE FIXTURES .......................     3
               7.  (INTENTIONALLY OMITTED) ..............     3
               8.  ALTERATIONS AND REPAIRS ..............     4
               9.  TAXES ................................     4
               10. MECHANICS'LIENS ......................     5
               11. UTILITIES ............................     6
               12. ASSIGNMENT; SUBLETTING ...............     6
               13. INDEMNITY AND INSURANCE ..............     7
               14. DAMAGE OR DESTRUCTION ................     8
               15. CONDEMNATION OF PREMISES .............     9
               16. COVENANT OF TITLE AND QUIET ENJOYMENT.     11
               17. (INTENTIONALLY OMITTED) ..............     11
               18. COMMON AREAS AND APPURTENANT RIGHTS ..     11
               19. SUBORDINATION AND NON-DISTURBANCE ....     13
               20. WARRANTIES OF LANDLORD ...............     13
               21. (INTENTIONALLY OMITTED) ..............     15
               22. INSPECTION ...........................     16
               23. WRITTEN CONSENT ......................     16
               24. INVESTMENT TAX CREDIT ................     17
               25. OPTION TO RENEW ......................     17
               26. TENANT'S DEFAULT; LANDLORD'S REMEDIES      18
               27. LANDLORD'S DEFAULT; TENANT'S REMEDIES      19
               28. BROKERAGE COMMISSIONS ................     20
               29. MORTGAGING OF LEASEHOLD ESTATE .......     20
               30. OWNERSHIP OF IMROVEMENTS .............     21
               31. MISCELLANEOUS ........................     21




EXHIBIT "A" -      Legal Description of Premises

EXHIBIT "B" -      Site Plan

EXHIBIT "C" -      Intentionally Omitted

EXHIBIT "D" -      Intentionally Omitted

EXHIBIT "E" -      Intentionally Omitted

EXHIBIT "F" -      Memorandum of Lease

EXHIBIT "G" -      Intentionally Omitted

EXHIBIT "H" -      Intentionally Omitted

EXHIBIT "I" -      Non-Disturbance Agreement (Lender)



                                     LEASE

THIS LEASE ("Lease") is made and entered into this 14th day of August 1998, by and between HEREFORD COMPANY LLC, a New Mexico limited liability company ("Landlord") and CALLENDER PIE SHOPS, INC., a California corporation, ("Tenant").

I .     DESCRIPTION OF PREMISES

Landlord hereby leases to Tenant, and Tenant hereby hires and takes from Landlord, that certain real property legally described in attached Exhibit "A," incorporated herein by reference, containing approximately 7,500 square feet of floor area, and as shown on the Site Plan attached hereto as Exhibit "B," incorporated herein by reference, ("Property") together with all of the improvements located on the Property, including that certain building containing a restaurant facility ("Building"), and related outbuildings and improvements constructed upon the Property, and the Appurtenant Rights as hereinafter defined in Section 17 (collectively referred to as "Premises"), for the term, at the rental, and upon all of the terms, covenants, and conditions set forth in this Lease. The Premises are part of that certain shopping center known as the Promenade Shopping Center ("Shopping Center").

For all purposes of this Lease, including all time requirements, the "date hereof," or any other reference to the date of this Lease, shall be the date first set forth above and shall be referred to as the effective date ("Effective Date").'

2.      TERM

This Lease shall be effective upon the date of its execution, but its term ("Term") shall commence August 14, 1998 ("Commencement Date"), and shall end on August 13, 2008, unless extended or terminated earlier in accordance with the provisions hereinafter set forth.

3.      (INTENTIONALLY OMITTED)


4.      RENTAL

     a. Tenant shall pay as fixed  minimum   monthly  rental  ("Minimum  Monthly
Rent") for the Premises during the Term hereof the sum of Eleven Thousand Dollars ($1 1,000) per month. The Minimum Monthly Rent shall be paid in advance on the first day of each month, partial months being prorated based upon a thirty (30) day month. Except as otherwise provided herein, Minimum Monthly Rent shall commence on the Commencement Date ("Rent Commencement Date"); provided, however, in the event that the Rent Commencement Date is other than the first day of the month, the Minimum Monthly Rent for such fractional month shall be prorated as provided above.

     b. In addition to Minimum Monthly Rent, Tenant shall pay to Landlord during the Term hereof as percentage rent the amount by which six percent (6%) of Annual Gross Sales (as hereafter defined) exceeds the Minimum Monthly Rent payable for the same period (the "Percentage Rent"). Tenant shall record at the time of sale, in the presence of the customer, all receipts from sales or other transactions, whether cash or credit in accordance with Tenant's point of sales system in use in a majority of Tenant's restaurants in the region of the United States where the Premises is located. Tenant shall keep (a) full and accurate books of account and records in accordance with generally accepted accounting principles consistently applied, including, without limitation, a sales journal, general ledger, and all bank account statements showing deposits of Gross Sales revenue, (b) all points of sales records with regard to the Gross Sales and credits, refunds and other pertinent transactions made from or upon the Premises, and (c) detailed point of sales records of any exclusions or deductions from Gross Sales (including any exclusions or deductions from Gross Sales of any subtenant, licensee or concessionaire). Such books, receipts and records shall be kept for a period of three (3) years after the close of each Lease year and shall be available for inspection and audit by Landlord and its representatives as provided in Section 4(e) below.

     c. Tenant shall submit to Landlord on or before the sixtieth (60th) day following the end of each Lease Year a complete statement certified by a duly authorized officer of Tenant of the Annual Gross Sales during the immediately preceding Lease Year, the Minimum Monthly Rent and the Percentage Rent for said Lease Year. If the Percentage Rent due for said Lease Year shall exceed the Minimum Monthly Rent theretofore paid in respect of the same Lease Year, the balance due shall be paid by Tenant with the submission of such statement. Each statement required by this Section shall include and reflect all data necessary for an accurate computation of the Percentage Rent due under this Lease. In addition, upon request of Landlord, Tenant agrees to furnish to Landlord a copy of Tenants state and local sales and use tax returns. The receipt by Landlord of any statement or any payment of Percentage Rental for any period shall not bind it as to the correctness of the statement or the payment.

     d. As used herein, the term "Annual Gross Sales" means: the aggregate of those sales made upon and from the Premises during the subject Lease Year for all items sold to customers in the operation of Tenant's business, such sales to include the entire amount of the price charged, whether wholly or partially in cash or on credit with deduction being allowed for uncollected or uncollectible credit. "Annual Gross Sales" shall not include (i) the amount of any sales, use or gross receipts taxes collected from customers, (ii) receipts from the sale of meals to employees of the restaurant, sold to them in the course of their employment, (iii) any service charges made and collected by Tenant and turned over to Tenant's employees in lieu of such employees receiving tips or gratuities from Tenant's customers, (iv) proceeds from the sale of any of Tenant's trade fixtures or equipment, (v) returned pie tin deposits, (vi) receipts for product made on the Premises and transferred to another Marie Callender outlet, (vii) receipts from pay telephone, cigarette and other vending machines provided such do not occupy more than 50 square feet of floor area within the Building, (viii) refunds or credits made by Tenant for returned merchandise, provided the sale of such merchandise was previously included by Tenant in the Annual Gross Sales, (ix) non-food promotional items sold at no profit by Tenant, (x) credit card service charges, or (xi) the proceeds of the sale of any franchise to operate the business on the Premises, and all fees, charges, or rents charged to or received from any such franchise.

     e. At its option and expense, Landlord, during reasonable business hours and upon five (5) days' prior written notice to Tenant but not more often than one (1) time in any twelve (12) month period, may cause an audit to be made of Tenant's books and records relating to Annual Gross Sales made upon and from the Premises for the period covered by any statement issued by the Tenant as set forth herein, which audit shall take place at Tenant's corporate headquarters (provided such are maintained within the continental United States; otherwise, the books and records shall be provided by Tenant to Landlord in Albuquerque, New Mexico, for audit and review). Such audit shall be conducted by either Landlord or an agent or representative, including but not limited to a certified public accountant to be designated by Landlord. If it shall be determined as a result of such audit that there has been a deficiency in the payment of Percentage Rental, then such deficiency shall become immediately due and payable with interest at the rate of twelve percent (12.00%) per annum or at the maximum legal interest rate, whichever is less, from the date when said payment should have been made. In addition, if Tenant understates Annual Gross Sales by more than two percent (2%) and if Landlord is entitled to any additional Percentage Rental as a result of said understatement, or if such audit shows that Tenant has failed to maintain the books of account and records required by this Section so that Landlord is unable to verify the accuracy of Tenant's statement, then, notwithstanding anything in this Lease to the contrary, Tenant shall pay to Landlord all reasonable costs and expenses (including reasonable auditor and attorney fees) which may be incurred by Landlord in conducting such audit and collecting such underpayment if any. If Tenant willfully understates Annual Gross Sales by more than six percent (6%) then, in addition to Landlord's aforesaid rights, Landlord may terminate Tenant's rights of possession under this Lease.

5.      USE OF THE PREMISES

     The Premises shall be used for a restaurant business or for any other lawful purpose provided that Tenant first obtains the written consent of Landlord for such other lawful purpose, which consent Landlord shall not unreasonably withhold or delay.

6.      TRADE FIXTURES

     Tenant may place upon the Premises its inventory, trade fixtures, furniture, machinery, and equipment (collectively, the "Equipment"). Any such Equipment installed by Tenant in or upon the Premises, no matter how affixed, during the Term may be removed at any time during the term of this Lease or any extension thereof and for a period of thirty (30) days after the termination of the Lease provided Tenant, as a condition to its right to make such removal, shall restore the Premises to its condition prior to installation of the Equipment, normal wear and tear to the Premises excepted.

7.      (INTENTIONALLY OMITTED)

8.      ALTERATIONS AND REPAIRS

     a. From and after the Commencement Date, Tenant shall at its expense, maintain the Premises and the improvements thereon, in the same condition in which they were received, reasonable wear and tear, depreciation, damage and loss from the elements, loss covered by insurance provided that such loss has been, or will be, remedied in a prompt fashion by use of insurance proceeds made available for such use, and other occurrences beyond the reasonable control of Tenant excepted. Tenant shall maintain the Premises in a clean and sanitary condition, in accordance with all applicable state, city, and county health and sanitation laws and ordinances, and as directed by the applicable governmental officials during the Term of this Lease; provided, however, any alteration, repair, or change to the Premises which may be required by law, regulation or rule, or resulting from non-compliance by Landlord with the terms of this Lease shall be the sole responsibility and done at the expense of Landlord.

     b. Tenant, at its sole cost and expense, with Landlord's consent, which consent shall not be unreasonably withheld or delayed, shall have the right to construct structural and nonstructural upgrades, changes, modifications, remodels or alterations ("Alterations") to the interior and exterior of the Premises, including the Building. However, Tenant shall not make structural Alterations until complying with the following:

          i. Tenant shall provide Landlord with ten (10) days written notice stating the date of the commencement of the Alterations to enable Landlord to post and record an appropriate notice of non-responsibility.

          ii. Tenant shall acquire the approval of all appropriate governmental agencies and, where applicable, receipt of all permits and authorizations.

     c. Except as provided in Sections 14 and 15 hereof, Landlord shall not have any responsibility to maintain the Building.

9.      TAXES

     a. In addition to the Minimum Monthly Rent, Tenant shall pay all of the real and personal property taxes levied or assessed against the Premises and Improvements thereon for tax years, or prorata shares thereof for partial tax years, allocable to the period commencing with the Rent Commencement Date and throughout the balance of the Term of this Lease. Tenant shall also pay the real and personal property taxes levied or assessed against the Premises and Improvements for the tax year 1998 covering the obligations of the prior tenant in the Premises. This Section shall not be deemed or construed to require Tenant to pay or discharge any tax which may be levied by any governmental authority upon the income, profits, or business of Landlord, including rent due Landlord hereunder, or any personal property taxes, franchise, inheritance or estate taxes, or taxes upon rights of succession which may be levied against any, estate or interest of Landlord, even though such taxes shall become a lien against the Premises.

     b. Landlord agrees that Tenant shall have the right, at Tenant's sole cost and expense, to contest the legality or validity of any of the taxes which are to be paid by Tenant pursuant to the foregoing provisions, and in the event of any such contest, failure on the part of Tenant to pay any such tax, prior to the delinquency date thereof, shall not constitute a default hereunder. Tenant, upon the final determination of such contest, shall immediately pay and discharge any judgment rendered against it, together with all costs and charges incidental thereto. If the Tenant files a protest of the real property taxes which are to be paid by Tenant pursuant to the foregoing provisions and such taxes become delinquent, Tenant shall immediately deposit with the Landlord, or with the court or governmental body hearing the protest, the taxes assessed by the taxing authority, along with any interest and penalties then due, as a condition to continuing the protest. Landlord further agrees at the request of Tenant, to execute, or join in the execution of any instrument or documents necessary in connection with any such contest, but at no expense to Landlord.

     c. Landlord agrees to either (i) forward to Tenant in a timely fashion the periodic statements for taxes contemplated in Section 9(a), or (ii) join with Tenant in the necessary formalities to insure that such statements are sent directly to Tenant. Failure of Landlord to provide Tenant with the subject tax bill within one hundred eighty (180) days after the delinquency date of any such tax bill shall thereafter relieve Tenant of any responsibility whatsoever for the payment of any interest and penalties due on such taxes.

10.     MECHANICS' LIENS

a. Tenant agrees to keep the Premises free from the claims of persons who, at the request of Tenant, furnish labor or material to or for the benefit of the Premises. Tenant agrees to indemnify and hold harmless Landlord from and against all loss, liabilities, suits and claims resulting from any and all such liens or encumbrances. Notwithstanding anything in this Section to the contrary, if Tenant in good faith contests the validity of any such lien or encumbrance, it may post a bond to remove the lien from the Premises in lieu of satisfying any such lien. During Tenant's construction or alteration of any improvements, Landlord may post and keep posted on the Premises appropriate notices to protect Landlord against the claims of persons who, at the request of Tenant, furnish labor or materials to or for the benefit of the Premises.

     b. Landlord shall pay and discharge all bills duly presented for goods and materials delivered and for all services performed in connection with any repairs or improvements to be performed by Landlord on the Premises. In the event Landlord fails to make any such payment and a claim of lien to secure payment therefor is filed against the Premises, Landlord shall, within ten (10) days from the date such claim is filed, (i) pay and discharge such lien, or (ii) notify Tenant that the claim upon which such lien is based has no validity and is being contested in good faith, in which case Landlord may in lieu of payment provide for such payment with an escrow holder in Albuquerque, New Mexico, reasonably satisfactory to Tenant. In the event Landlord fails to make or provide for such payment, Tenant may pay and discharge such lien and withhold sums so paid, plus interest at twelve percent (12%) per annum or at the maximum legal interest rate, whichever is less, from any monies, including rental, due to Landlord under this Lease.

11.     UTILITIES

     Tenant shall pay, prior to the delinquency, all charges for utilities used on the Premises during the term of this Lease. During the term of this Lease, Landlord shall, at Tenant's request, grant to any utility company so requiring such easements and rights of way over the Shopping Center as may be required for the maintenance of the restaurant.

12.     ASSIGNMENT; SUBLETTING

     a. Tenant shall have the right to assign, hypothecate, or mortgage this Lease, or sublet the Premises or any portion thereof, without the prior written consent of Landlord, provided such assignment or sublease is:

          i. To any corporation with which Tenant may merge or consolidate, which acquires all or substantially all of the shares of stock or assets of Tenant or which is a parent or subsidiary of Tenant, or which is the successor corporation in the event of a corporate reorganization; or

          ii. To any person, entity, partnership, or corporation which acquires a majority of Tenant's restaurants, or a majority of Tenant's restaurants in the state in which the Premises are located; or

          iii. To a franchisee of Tenant; or

          iv. To a nationally or regionally known or publicly traded restaurant chain, including, but not limited to, Applebee's, Denny's, TGI Fridays, Coco's, Carrows, Perkins, Baker's Square, or Chili's.

     b. Any such assignment or sublease shall not relieve Tenant of liability under this Lease unless expressly approved in writing by Landlord.

     c. Except as provided above, Tenant shall not assign, let, or sublet this Lease or the Premises or in any way transfer or hypothecate any of its interest in this Lease or the Premises without first obtaining the written consent of Landord, which consent will not be unreasonably withheld, conditioned, or delayed. Landlord's consent shall be conditioned on Landlord's approval of the economic viability of the proposed assignee or sublessee, Landlord's determination that the proposed use of the Premises by the assignee or sublessee is lawful and complies with the terms of this Lease, and such other conditions as Landlord deems reasonably appropriate.

     d. Any assignment or subletting shall be acknowledged by written agreement executed by Landlord, Tenant and the assignee or sublettee.

13.     INDEMNITY AND INSURANCE

     a. During the Term of this Lease and any extensions thereof, Tenant agrees to indemnify and save Landlord harmless from and against any and all claims arising from any act or omission attributable to the negligence of Tenant or its contractors, licensees, agents, servants, or employees arising from any accident, injury, or damage whatsoever caused to any person or property occurring in or on the Premises, or any part of it, and from and against all costs, expenses, and liabilities incurred in or in connection with any such claim or proceeding brought thereon except that Landlord shall be liable to Tenant and shall indenmnify and hold Tenant harmless from and against any and all claims arising from any act or omission attributable to the negligence of Landlord or it contractors, licensees agents, servants or employees arising from any accident, injury or damage whatsoever caused to any person or property occurring in or on the Premises, or any part of it, and from and against all costs, expenses, and liabilities incurred in or in connection with any such claim or proceeding brought thereon.

     Tenant shall maintain in full force during the Term of this Lease a policy or policies of comprehensive general liability insurance, including property damage, covering the Premises and its use and occupation by Tenant, insuring against liability for injuries to persons and property and for death of any person or persons occurring in or about the Premises. The liability under such insurance shall be not less than Five Million Dollars ($5,000,000.00) [including any coverage provided under an umbrella policy] for any one occurrence, and in the aggregate. Tenant agrees to name Landlord and Landlord's mortgagee as an additional insured and shall furnish Landlord with a certificate of insurance.

     c. During the Term, Tenant shall, at its own expense, maintain in full force a policy or policies of full standard fire, extended coverage, and vandalism insurance under Tenant's blanket insurance policy covering the insurable value of the Building. Tenant agrees to name Landlord and Landlord's mortgagee as an additional insured as their interests may appear and shall furnish Landlord with a certificate of insurance.

     d. Tenant and Landlord each hereby waives any and all rights to recover against the other, or against the officers, employees, agents, and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. The foregoing waiver shall not be applicable should it result in the loss of insurance available to restore or repair any loss to the Premises. Each party shall cause each insurance policy obtained by it hereunder to provide that the insurance company waives all of its rights of recovery by way of subrogation against either party in connection with any damage covered by such policy.

14.     DAMAGE OR DESTRUCTION

     a. If, during the Term, the Building shall be partially or totally destroyed from a risk covered by the insurance described in Section 13, rendering the Building totally or partially inaccessible or untenable, the Building shall be restored by Tenant to substantially the same condition it was in immediately prior to the destruction, except to the extent Tenant's current plans for its restaurant differ, and Tenant shall restore the Building in accordance with the then current construction plans and specifications provided such does not materially diminish the value or usability of the Building.

     b. Tenant shall utilize the insurance proceeds paid or to be paid to physically restore the Building. Tenant agrees that the restoration shall be performed in a prompt, diligent, and good and workmanlike manner. Except as otherwise provided below, such destruction shall not terminate this Lease. Landlord shall bear the cost of restoration which exceeds the amount of the insurance proceeds, Tenant's deductible and any co-insurance provided by Tenant. If the existing laws governing building or zoning at the time of restoration do not permit restoration, either party may terminate this Lease immediately by giving notice to the other party effective as of the date of such damage or destruction.

     c. If, during the Term, thirty percent (30%) or less of the replacement value of the Premises is totally or partially destroyed from a risk not covered by the insurance described in Section 13, Tenant shall physically restore the Premises to substantially the same condition as it was in immediately prior to the destruction, except to the extent Tenant's current plans for its restaurant differ and Tenant shall restore the Building in accordance with the then current construction plans and specifications provided such does not materially diminish the value or usability of the Building. Such destruction shall not terminate this Lease. Landlord and Tenant shall bear the cost of restoration equally by each depositing one-half of the portion of the restoration costs with an independent escrow holder located in Albuquerque, New Mexico, with said funds held in trust. Tenant shall be reimbursed for such restoration by a voucher type system administered by the escrow holder. If the existing laws do not permit the restoration, either party may terminate this Lease immediately by giving notice to the other party.

     d. If the cost of the restoration exceeds thirty percent (30%) of the replacement value of the Premises destroyed by a risk not covered by insurance, Tenant may elect to terminate the Lease by providing a (30) day written notice to Landlord which shall be effective as of the date of the damage or destruction; provided, however, that if Landlord elects to promptly repair, restore, or reconstruct the Premises to substantially its previous condition, at Landlord's sole cost and expense, then this Lease shall not be terminable by Tenant, but rents called for hereunder shall be abated until such repairs, restoration, or reconstruction is completed. Should Tenant elect not to terminate this Lease, then Tenant shall physically restore the Premises and proceed in accordance with Section 14.c. with Landlord and Tenant bearing the cost of such restoration equally.

     e. In the event the Premises shall be partially or totally destroyed from a risk covered or not covered by the insurance described in Section 13 within the last two (2) years in the original Term of the Lease or during any option period, Tenant may, at its election, by giving thirty (30) days written notice following the partial or total destruction of the Premises, terminate the Lease effective as of the date of the damage or destruction.

     f. In the event the Premises is damaged to the extent that it is no longer reasonably suitable for the normal conduct of Tenant's business as carried on prior to said damage, unless Tenant has the right under the terms of this Lease to terminate the Lease as a result of the damage or destruction to the Premises, Tenant shall continue to pay Landlord the Minimum Monthly Rental due under this Lease; provided, however, that, during the period of repair, the Minimum Monthly Rental shall be (i) totally abated if Tenant must close down its business completely at the Premises, or (ii) equitably reduced, in the event Tenant remain open for business the Premises, in proportion to the interference with Tenant's normal conduct of business. If Tenant has the right to terminate this Lease as a result of damage or destruction to the Premises, Tenant shall continue to pay Landlord the Minimum Monthly Rental due under this Lease through the effective date of such termination, which date shall be the date of the damage or destruction.

     g. In the event that the restoration as provided under this Section 14 is not capable of being completed within a period of nine (9) months from the date of damage or destruction, then Tenant, at its option, may terminate this Lease upon the giving of ten (10) days written notice to Landlord of its intention to do so effective as of the date of such damage or destruction, provided that Tenant releases to Landlord any claim to insurance proceeds provided for in
Section 13 herein.

15.     CONDEMNATION OF PREMISES

     a. Should any public or quasi-public authority or private corporation or individual having the power of condemnation ("Condemnor") exercise any governmental power, whether by legal proceedings or otherwise or by a voluntary sale or transfer by Landlord to any Condemnor under threat of condemnation or other legal proceedings for condemnation ("Condemnation") against the Premises during the Term, the rights and obligations of the parties shall be determined pursuant to this Section 15. If the Premises is totally taken by Condemnation, the Lease shall terminate on the date the Condemnor has the right to possession of the Premises ("Date of Taking"). Should a phased condemnation occur, Tenant may terminate at the point Tenant's business is substantially prevented or impaired.

     b. Tenant shall have the right to elect to terminate this Lease should a Condemnor by Condemnation acquire any of the following:

          i.      Any portion of the Building;

          ii. In excess of ten percent (1O%) of the parking spaces within the Premises;

          iii. Any part of the Shopping Center, provided the Premises is located within a Shopping Center, such as would result in a substantial impairment of ingress or egress from or to the Shopping Center or the Premises as a consequence;

          iv. In excess of twenty-five percent (25%) of the gross leasable area of the Shopping Center other than the Premises; or

          v. Any taking of the Premises, Common Area, or adjacent streets, highways or properties that would reasonably be anticipated to substantially diminish Tenant's business or any taking as a result of which Tenant would not thereafter be in conformance with governmental ordinances.

     c. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate pursuant to this Section by giving notice to Landlord within ninety (90) days after the nature and extent of the taking has been ascertained. The effective date of the termination shall be the Date of Taking.

     d. If the Lease is terminated, the Minimum Monthly Rent and all other obligations of Tenant shall be prorated to the Date of Taking and Landlord shall pay to Tenant the Minimum Monthly Rent and any other payments made by Tenant for any period beyond the Date of Taking.

     e. If any portion of the Premises is taken by Condemnation and this Lease remains in full force and effect, then on the Date of Taking the following shall occur:

          i. The Minimum Monthly Rent, Percentage Rent (and break point for such
     Rent) and other obligations of Tenant hereunder shall be reduced for the remainder of the Term in the same proportion that the number of square feet of the Premises so taken bears to the original number of square feet in the Premises.

          ii. Landlord shall promptly restore the Premises to a condition substantially similar to that which existed prior to the Condemnation. The restoration shall be subject to and shall be performed in accordance with the provisions of Section 14.

          iii. Tenant shall be entitled to a reasonable abatement or diminution of the Minimum Monthly Rent and any other monetary obligation to be paid under this Lease during the time required by Landlord to restore the Premises, taking into consideration the time and extent of interference with Tenant's business.

     f. All the compensation, sums or anything of Value awarded, paid, or received for Premises on a total or partial Condemnation ("Award") shall belong to and be paid to Landlord, except that Tenant shall receive from the Award the value of Tenant's leasehold interest in the Premises and the value of Tenant's trade fixtures to the extent taken in the Condemnation. Tenant shall also be entitled to compensation for the cost of removal of and relocation of Tenant's furniture, trade fixtures and equipment and Tenant's loss of goodwill. It is agreed, with respect to this Section, that the 'tenant' fixtures installed in or at the Premises prior to the date of this Lease by the previous landlord are the property of Landlord and Landlord shall be entitled to any Award made with respect thereto.

     g. Should the Premises be subject to Condemnation for a period of less than one (1) year, then this shall constitute a Temporary Condemnation, during which time all the provisions of this Lease shall remain in full force and effect, except that all Rental obligations and all other monetary obligations shall be abated or reduced to the extent to which the Condemnation interferes with Tenant's use of the Premises. Landlord shall be entitled to damages against the Condemnor for loss of Rent hereunder and such other relief as provided by law as a result of any such temporary Condemnation, and Tenant shall be entitled to damages against the Condemnor for the interruption of Tenant's business and such other relief as provided by law as a result of any such temporary Condemnation.

     h. Each party waives the provisions of any law allowing either party to petition a court to terminate this Lease in the event of a partial taking of the Premises, except as otherwise provided herein.

16.     COVENANT OF TITLE AND QUIET ENJOYMENT

     Landlord covenants that Landlord is well seized of and has good title to the Premises, does warrant and will defend the title thereto, and, except as otherwise provided in this Lease, will indemnify Tenant against any damage and expense which Tenant may suffer by reason of any lien, encumbrance, restriction or defect in the title or description herein of the Premises. If, at any time, Landlord's title or right to receive rent hereunder is disputed, or there is a change of ownership of Landlord's estate by act of the parties or operation of law, Tenant may deposit the rent accrued and accruing by interpleader in a court of competent jurisdiction in Albuquerque, New Mexico, until a determination has been made by such court as to the party entitled thereto. So long as Tenant is not in default under the terms of this Lease, Tenant shall have quiet enjoyment of the Premises during the entire term of the Lease and any extension thereof.

17.     (INTENTIONALLY OMITTED)

18.     COMMON AREAS AND APPURTENANT RIGHTS

     a. Tenant and its employees and invitees shall have free and unimpaired access to the Premises and to the common area (as hereinafter defined) within the "Promenade Shopping Center" (the "Shopping Center") as permitted by the terms of the Easements with Covenants and Restrictions Affecting Land dated March 24, 1986, and recorded in the office of the County Clerk for Bernalillo County, New Mexico, in Book Misc. 334-A, Page 507-528, as amended by First Amendment to Easements with Covenants and Restrictions Affecting Land dated June 11, 1986, and recorded in the office of the County Clerk for Bernalillo County, New Mexico, in Book MS. 363-A, Page 377380 (collectively, the "ECR").

     b. The term "Common Area" shall be deemed to mean all areas, improvements, space, equipment and special services in or at the Shopping Center provided by Landlord for the common or joint use and benefit of the tenants of the Shopping Center, their officers, employees, agents, servants, customers and other invitees, including without limitation, all parking areas, parking area lighting, service areas, access roads, sidewalks, curbs, driveways, entrances and exits, retaining walls, planting and landscaped areas, truck serviceways or tunnels, loading docks, pedestrian malls, courts, stairs, ramps, exterior stairs, comfort and first aid stations, washrooms, parcel pick-up stations, maintenance buildings, and on-site and off-site signs identifying or advertising the Shopping Center.

     c. To the extent permitted by the ECR, Landlord, for itself, its heirs, assigns, axid legal representatives, hereby grants to Tenant for the benefit of Tenant, its employees, invitees, customers, subtenants, licensees, and the employees, customers and invitees of its subtenants and licensees, an irrevocable non-exclusive license during the Term of this Lease, and any extension thereof, for the use of the Common Area for the parking of vehicles and for the ingress and egress of both pedestrians and vehicles to and from the Premises, and to and from the streets adjacent to the Shopping Center, and over and upon the parldng areas (collectively referred to as the "Appurtenant Rights"). Except as provided in Section 18.g, no rental other than that for the Premises will be charged Tenant on account of the Common Area. No charge will be made for the use of the Common Area by persons acting under this grant of license without Tenant's written consent

     d. Tenant, at its cost, shall have the right to specifically enforce the obligations of the "Developer," or its successors or assigns, under the ECR to ensure the appropriate maintenance and repair of the Common Areas and the appropriate maintenance of general liability insurance with respect thereto should such party not be in compliance therewith.

     e. Tenant agrees to pay its proportionate share of expenses ("Common Area Costs") as provided in the ECR. Such expenses shall be equitably prorated for the partial years beginning with the Rent Commencement Date and ending with termination of this Lease. Tenant shall pay to such to Landlord or, if directed by Landlord, to the party charged under the terms of the ECR with supervision, maintenance and repair of the Common Areas. Tenant shall be entitled to any and all information available to Landlord under the terms of the ECR with respect to the Common Area Costs, and shall be entitled, as a licensee of the Common Area, to such rights as Landlord may have under the ECR to audit and, if reasonably appropriate, contest such Costs. Upon reasonable request from Landlord, Tenant shall provide any information provided to it directly from the party charged under the terms of the ECR with supervision, maintenance and repair of the Common Areas, and shall join Landlord in any protest over, or negotiation of, the Common Area Costs if requested by Landlord.

19.     SUBORDINATION AND NON-DISTURBANCE

     a. Tenant hereby agrees that this Lease shall be subject and subordinate to the lien of any mortgage or deed of trust which Landlord has already or may place upon the Premises and to all terms, conditions, and provisions thereof, to all advances made, and to any renewals, extensions, modifications, or replacements thereof Provided, however, that Tenant will agree to such subordination only so long as the lender executes a non-disturbance agreement in a form reasonably acceptable to Tenant providing that if the Lease is in full force and effect, there are no defaults thereunder on the part of Tenant, and the Tenant does not prepay rent more than thirty (30) days in advance, the right of possession of Tenant to the Premises and Tenant's rights arising out of this Lease shall not be affected or disturbed by the mortgagee, trustee, or beneficiary in the exercise of any of its rights under the mortgage, deed of trust or the note secured thereby, nor shall Tenant be named as a party defendant to any foreclosure of the lien of mortgage, or deed of trust nor in any other way be deprived of its rights under this Lease. In the event that the mortgagee, beneficiary, or any other person, acquires title to the Premises pursuant to the exercise of any remedy provided for in the mortgage or deed of trust, this Lease shall not be terminated or affected by said foreclosure or sale, or any such proceeding, and the mortgagee or beneficiary shall agree that any sale of the Premises pursuant to the exercise of any rights and remedies under the mortgage, deed of trust or otherwise, shall be made subject to this Lease and the rights of the Tenant hereunder. Tenant agrees to attorn to the mortgagee, beneficiary or such other person as its new landlord, and the Lease shall continue in full force and effect as a direct Lease between Tenant and mortgagee, beneficiary or such other person, upon all the terms, covenants, and agreements set forth in this Lease. The parties hereto agree to execute or obtain execution of such reasonable documents as may be necessary to effectuate such subordination, non-disturbance, and attornment.

     b. In the event that Landlord has already placed a mortgage or deed of trust on the Premises prior to the commencement of the term of this Lease, Landlord shall obtain, as an express condition to the effectiveness of this Lease, a Non-Disturbance Agreement in a form acceptable to Tenant from any such mortgagee or beneficiary, which agreement shall be executed substantially in the form attached to this Lease as Exhibit "I" prior to the Commencement Date.

20.     WARRANTIES OF LANDLORD

     Landlord represents and warrants to and agrees with Tenant as conditions of this Lease that during the term of this. Lease and any extensions hereof.

     a. The Shopping Center is zoned for use as a restaurant, and there are no easements, covenants, conditions, restrictions, rights of way of record or otherwise, governmental rules, statutes, ordinances, policies or plans, which would prohibit or materially interfere with the operation of a restaurant in the Shopping Center; and

     b. Public water, telephone, electric power and natural gas services and sewers sufficient to handle the requirements of a self-sufficient retail restaurant exist or are available at not less than five (5) feet within the boundary lines of the Premises; and

     c. All taxes on the Premises, except current taxes not delinquent, have been paid in full, prior to the commencement of the term of this Lease; and

     d. Landlord is able to and will place Tenant in the peaceful and undisturbed possession of the Premises on or before commencement of the Term hereof, and

     e. Landlord is not in default under the terms and provisions of any ground lease, mortgage, or deed of trust placed upon or affecting the Premises; and

     f. To the knowledge of Landlord, but having undertaker no independent inquiry, that no "Hazardous Materials," which shall include, but not be limited to, substances which are flammable, explosive, corrosive, radioactive, toxic, petroleum and petroleum products and any substances defined as hazardous substances, hazardous materials, toxic substances, or hazardous wastes in the federal Comprehensive Environmental Response Compensation and Liability Act of 1980, the Federal Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, all amendments to these laws and regulations adopted or publications promulgated pursuant to these laws, and shall also include those asbestos-containing materials defined and described in Environmental Protection Agency Report No. 56/5-85-024 (June, 1985) or any related or successor report, or other applicable governmental regulations defining or describing such materials, are presently located in, on or under the Premises including, without limitation, the subsurface soils and groundwater, have migrated to the Premises from another source, have been installed, used, generated, manufactured, stored, released or disposed of on, under or about the Premises by Landlord or any third person, nor has Landlord received any notice or communication regarding any alleged Hazardous Materials on or about the Premises and that the Premises is in compliance with all laws,, ordinances, rules and regulations relating to any such Hazardous Materials. Should any Hazardous Materials for which Landlord is responsible (as determined by applicable law) be found on the Premises during the Term or any extension thereof, Landlord shall bear all costs for the removal and remediation of the Hazardous Materials and shall restore the Premises to substantially the same condition as it was in immediately prior to the removal and remediation work.

     Landlord shall immediately notify Tenant in writing of (i) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws; (ii) any claim made or threatened by any person against the Landlord or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in or removed from the Premises including any complaints, notices, warnings or asserted violations in connection therewith. Landlord shall also supply to Tenant as promptly as possibly, and in no event later than five
(5) business days after Landlord first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises.

     g. That as of the date of execution of this Lease, it has no knowledge of any proposed Condemnation of all or any part of the Premises. Should any or a portion of the Premises be subject to a Condemnation action by a Condemnor, which occurs prior to the Commencement Date of the Lease, then Tenant shall be under no obligation to commence or continue performing under the Lease, and all Rental and other obligations shall be abated until such time that Tenant can determine that the Premises shall not be affected by such Condemnation action.

     h. That as of the date of execution of this Lease, that the contemplated use of the Premises as a Marie Callender's restaurant will not conflict with the covenants, conditions or restrictions contained in the ECR.

     i. Landlord agrees to indemnify, defend, and hold Tenant harmless from and against all claims, demands, losses, damages, clean-up costs, liabilities or judgments imposed against Tenant, including all interest, penalties, fines and other sanctions, any costs or expenses in connection therewith, including reasonable attorneys' fees and expenses arising out of or in connection with the breach or misrepresentation of the representations and warranties of Landlord set forth herein or the failure by Landlord to perform its warranties and representations set forth herein and for which suit is brought or claims asserted against Tenant.

21. RIGHT OF FIRST REFUSAL

     a. It is agreed that should Landlord, or Landlord's heirs, executors, grantees, successors or assigns, at any time during the Term of this Lease or any extension thereof, receive an offer to purchase the Premises, or any part thereof, and Landlord desires to accept such offer; or should Landlord during any such time make an offer to sell the Premises, or any part thereof, Landlord shall give Tenant thirty (30) days notice in writing of such offer setting forth the name and address of the proposed purchaser, the amount of the proposed purchase price, and all other terms and conditions of such offer, and Tenant shall have the first option to purchase the Premises which is the subject of the offer by giving written notice to Landlord of its intention to purchase within said thirty (30) day period at the same price and on the same terms of any such offer, it being understood that in the event Tenant does not give notice of its intention to exercise such option to purchase within such period, this Lease and all of its terms and conditions shall nevertheless remain in full force and effect and Landlord and any purchaser or purchasers of the Premises shall be bound thereby. In the event that the Premises set forth in the offer is not sold for any reason, Tenant shall have, upon the same conditions and notice, the continuing right of first refusal to purchase the Premises or any put thereof upon the terms of any subsequent offer or offers to purchase.

     b. In the event the foregoing option is exercised, Landlord shall convey to Tenant a merchantable title in fee simple the Premises including all Appurtenant Rights thereto by good and sufficient warranty deed, with release of rights of spouses, if any, and free from all liens and encumbrances whatsoever.

     c. In addition, in the event of the exercise of such option, all monies shall be placed with an escrow agent of Tenant's designation and the settlement of the purchase price and the conveyance to Tenant shall take place in escrow.

     d. Within thirty (30) days of the date of exercise of such option, Landlord will furnish to Tenant at Landlord's expense an ALTA title insurance policy from a company acceptable to Tenant, in its usual form, brought down to such date of exercise, guaranteeing Tenant against loss or damage to the extent of the purchase price by reason of defects in or liens upon Landlord's title, subject only to the usual exceptions contained in guaranty title policies of the issuing company. Settlement of the purchase price and conveyance to the Tenant shall be made within ninety (90) days from such date of exercise. Taxes, utilities, rents and other current expenses shall be adjusted as of the date of closing.

     e. In the event there are any conflicts between the terms of this Lease concerning the exercise of the aforementioned option involving the right of first refusal, and the terms contained in the offer which Tenant must accept if Tenant desires to purchase the Premises, then the terms of this Lease shall control and supersede those contained in such offer.

22.     INSPECTION

     Landlord may enter upon the Premises at any reasonable time (i.e., nonpeak business hours) and upon at least 48 hours prior notification to Tenant for the purpose of inspecting the Premises except in cases of emergency such as fire, in which case Landlord may enter the Premises upon reasonable notice given the emergency. Landlord shall be permitted to place upon the Premises any usual "For Lease" or "For Sale" signs within one hundred and twenty (120) days prior to expiration of the Lease; provided, that Tenant has notified Landlord of its intent to terminate the Lease prior to such expiration date.

23.     WRITTEN CONSENT

     Whenever the "prior written consent" of either Landlord or Tenant is referred to in this Lease, it is understood and agreed that such consent shall not be unreasonably withheld or delayed by Landlord or Tenant, unless otherwise expressly stated. In the event the requested prior written consent is not received by the'requesting party within @ (30) days (or such shorter specified time frame) of receipt of said notice by the nonrequesting party, such consent shall be deemed to have been given.

24. INVESTMENT TAX CREDIT

     Landlord expressly waives and relinquishes in favor of Tenant any rights to claim the benefit of or to use any federal or state investment tax credits that are currently or may become available during the Term of this Lease as a result of any installation of any equipment, furniture or fixtures installed by Tenant in or on the Premises, whether or not such items become a part of the realty, and agrees to execute and deliver to Tenant any election form required to evidence Tenant's right to claim investment tax credits.

25. OPTION TO RENEW

As part of the consideration for the execution of this Lease, Landlord hereby grants to Tenant options to extend and renew this Lease for three (3) consecutive five (5) year terms upon the same terms and conditions hereof provided:

     (a) Tenant shall notify Landlord of its intent to exercise any such option not less than six (6) months but no more than twelve (12) months prior to the expiration date of the Lease or any renewal thereof, and

     (b) Tenant shall pay Minimum Monthly Rent for its use of the Premises during the Option Term determined by the following formulae:

     The Minimum Monthly Rental to be paid by Tenant during the First Extended Term of the Lease, if exercised by Tenant, shall be the same as the Minimum Monthly Rental charged during the Term of the Lease. The Minimum Monthly Rental to be paid by Tenant during the Second Extended Term, if exercised by Tenant, shall be at the then Fair Market Value of the Premises considering the best use of the Premises as a family style restaurant (the 'FMV Rental").

     Landlord and Tenant shall have thirty (30) days from the date Landlord receives the option notice from Tenant exercising the option for the Second Extended Term in which to agree to the FMV Rental during the Second Extended Term. If the parties are unable to agree on the FMV Rental for the Second Extended Term within such thirty (30) day period, then within ten (10) days after the expiration of that period, each party, at its cost and by giving notice to the other party, shall appoint an MAI real estate appraiser with at least five (5) years full-time commercial appraisal experience in the area in which the Premises is located to appraise and set the FMV Rental. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the FMV Rental. If the two (2) appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the FMV Rental. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to select a third (3rd) appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) appraisers are given to set the FMV Rental. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten (10) days' notice to the other party, can apply to the then president of the Albuquerque Board of Realtors or to a presiding judge of the Second Judicial District Court for the County of Bernalillo for the selection of a third (3rd) appraiser who meets the qualifications stated in this paragraph. Each of the parties shall bear one-half (1/2) of the cost of appointing the third (3rd) appraiser and of paying the third (3rd) appraiser's fee. The third (3rd) appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

     Within thirty (30) days. after the selection of a third (3rd) appraiser, a majority of the appraisers shall set the FMV Rental. If a majority of the appraisers are unable to set the FMV Rental within the stipulated period of time, the three (3) appraisals shall be added together and their total divided by three (3); the resulting quotient shall be the FMV Rental. If, however, the low appraisal and/or the high appraisal are/is more than twenty percent (20%) lower and/or higher than the middle appraisal, as the case may be, the low appraisal and/or the high appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two (2); the resulting quotient shall be the FMV Rental. If both the low appraisal and high appraisal are disregarded as stated in this paragraph, the middle appraisal shall be the FMV Rental.

     After the FMV Rental for the Second Extended Term has been set, the appraiser shall immediately notify Landlord and Tenant. If Tenant objects to the FMV Rental that has been set, Tenant shall have the right to have this Lease expire at the end of the Second Extended Term. Tenant's election to allow this Lease to expire after the end of the Second Extended Term must be exercised within thirty (30) days after receipt of notice from the appraisers of the FMV Rental for the Second Extended Term. If Tenant does not exercise its election within such thirty (30) day period, the term of this Lease shall be extended as provided for in this paragraph.

     The Minimum Monthly Rental for the Third Extended Term, if exercised by Tenant, will be calculated in the same manner as the Second Extended Term, including Tenant's election to allow the Lease to expire at the end of the Second Extended Term if Tenant objects to the FMV Rental that has been set.

26.     TENANT'S DEFAULT; LANDLORD'S REMEDIES

     The  occurrence  of any of the  following  shall  constitute  a default  by
Tenant:

     a. Failure to pay rent when due if the failure continues for ten (10) days after written notice has been received by Tenant;

     b. Failure to perform any other provision of this Lease if the failure to perform is not cured within thirty (30) days after written notice has been received by Tenant. If the default cannot reasonably be cured within thirty (30) days, Tenant shall not be in default of this Lease if Tenant commences to cure the default within said thirty (30) day period and thereafter diligently and in good faith continues to cure the default.

     The purpose of the notice requirements set forth in Sections a. and b. above is to extend the notice requirements of the unlawful detainer statutes of the State of New Mexico or statutes of similar import.

     c. In the event of any such default by Tenant, Landlord may pursue any remedy at law or in equity available to it for Tenant's default.

     d. If Rent due hereunder is not received by the Landlord within seven (7) days of the due date therefor, then, in addition to any other charges due hereunder, the Landlord shall be entitled to collect from the Tenant, in addition to such rent and without demand to the Tenant, a late charge equal to five percent (5.00%) of the Rent past due.

     e. If a check tendered by the Tenant is returned due to insufficient funds or closed account the Landlord shall also be allowed to collect from Tenant in addition to the rent and late charge, if any, due, a charge equal to $100 for its handling the returned check plus the charge assessed to it by its bank for return of such check.

27.     LANDLORDS'S DEFAULT; TENANT'S REMEDIES

     a. Landlord shall be in default of this Lease if it fails or refuses to perform any provision of this Lease that it is obligated to perform if the failure to perform is not cured within thirty (30) days after notice of the default has been given by Tenant to Landlord. If the default cannot reasonably be cured within (30) days, Landlord shall not be in default of this Lease if Landlord commences to cure the default within the thirty (30) day period and diligently and in good faith continues to cure the default.

     b. Tenant, at any time after Landlord commits a default, may cure the default at Landlord's cost. If Tenant at any time, by reason of Landlord's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Tenant shall be due immediately from Landlord to Tenant at the time the sum is paid, and, if paid at a later date, shall bear interest at the maximwn rate permitted by law to charge from the date the sum is paid by Tenant until Tenant is reimbursed by Landlord. If Landlord fails to reimburse Tenant as required by this paragraph, Tenant shall have the right to sue Landlord for the amounts advanced by Tenant for Landlord, plus interest as provided for herein, plus its reasonable attorney's fees and costs incurred in such action provided that it prevails in such action. Tenant shall not have right to withhold from future Rent due the sum Tenant has paid provided Landlord is paying the Rent to a bona fide holder of a mortgage encumbering the Premises.

28. BROKERAGE COMMISSIONS

     Landlord and Tenant each warrants and represents to the other that there are no brokers' or finders' fees or any real estate commissions due to any broker, agent or other party in connection with the negotiation or execution of this Lease, or on behalf of either of them. Each party shall indemnify the other with respect to compensation, commissions, fees or other sums claimed to be due or owing with respect to the representations made by Landlord or Tenant, as applicable.

29. MORTGAGING OF LEASEHOLD ESTATE

     In the event that Tenant shall pledge its leasehold estate as security for an indebtedness in any form whatsoever (this pledge hereinafter referred to as a "mortgage"), and if the holder of the indebtedness secured by the leasehold estate (hereinafter "Mortgagee") notifies Landlord of the execution of such mortgage and the name and place and method for service of notices upon such Mortgagee, then and in such event, Landlord hereby agrees for the benefit of Tenant and such Mortgagee as follows:

     a. That Landlord will give to any such Mortgagee simultaneously with service on Tenant a duplicate of any and all notices or demands given by Landlord to Tenant and no such notice to Tenant shall be effective unless a copy is so served upon the Mortgagee.

     b. In the event of any default by Tenant hereunder, or under the terms of the mortgage, such Mortgagee shall have the privilege of performing any of Tenant's covenants or of curing any defaults by Tenant or of exercising any election, option or privilege conferred upon Tenant by the terms of this Lease and Landlord shall accept performance by or at the instance of such Mortgagee as if the same had been made by Tenant.

     c. Landlord shall not terminate this Lease or Tenant's right to possession for any default of Tenant if, within a period of thirty (30) days after the expiration of the period of time within which Tenant might cure such default such default is cured or caused to be cured by such Mortgagee, or if within a period of thirty (30) days after the expiration of the period of time within which Tenant might commence to eliminate the cause of such default, such Mortgagee commences to eliminate the cause of such default and proceeds therewith diligently and with reasonable dispatch.

     d. No union of the interests of Landlord and Tenant herein shall result in a merger of this Lease in the fee interest.

     e. No liability for the payment of Rental or the performance of any of Tenant's covenants and agreements hereunder shall attach to or be imposed upon any Mortgagee, while not in possession of the Premises, all such liability being hereby expressly waived by Landlord.

     f. The execution and delivery of a leasehold mortgage or deed of trust and a conditional assignment of this Lease as collateral security therefor shall not be deemed a lease assignment for any other purpose.

     g. In the event of any termination of this Lease prior to the expiration of the Term, except by eminent domain, Landlord shall serve upon the Mortgagee, in the manner provided in Section 29.a, written notice of the termination together with a statement of any and all sums which would at that time be due under this Lease but for such termination, and of all other defaults, if any, under this Lease then known to Landlord. The Mortgagee shall then have an option to obtain a new lease upon the same terms and conditions set forth in this Lease. This option must be exercised by written notice to Landlord given within forty-five
(45) days from the date the Mortgagee receives the Landlord's notice and statement. The new lease shall require the Mortgagee to cure all defaults of Tenant under this Lease which are reasonably susceptible of being cured by the Mortgagee, and any default of Tenant which is not reasonably susceptible of being cured by the Mortgagee shall be waived by Landlord.

30. OWNERSHIP OF IMPROVEMENTS, SIGNS, FIXTURES, OR EQUIPMENT OF TENANT OR ANY SUBLESSEE

     All removable improvements placed upon or attached to the Premises by Tenant, trade fixtures attached to the Premises by Tenant, equipment installed on or at the Premises by Tenant, and signs affixed to the Premises by Tenant, shall be the property of and belong solely to Tenant no matter how affixed to be used, altered, and disposed of as Tenant so wishes. All real estate fixtures and improvements attached or made to the Premises by Tenant shall, at the end of the Term of this Lease, or upon earlier termination as provided herein, become the property of Landlord. Tenant or any sublessee is hereby given the right at any time during the Term of this Lease or any extension thereof and for a period of thirty (30) days after the termination of this Lease, or any extension thereof, by lapse of time or otherwise to enter upon and remove from the Premises any such improvements, signs, fixtures, or equipment of Tenant or any sublessee, but shall not be obligated to do so, provided such party complies with the obligations of restoration in Section 6. If Tenant or any sublessee fails to remove the improvements, signs, fixtures, or equipment of Tenant or any sublessee within thirty (30) days after termination of the Lease, such improvements, signs, fixtures, or equipment shall be deemed abandoned and the right, title and interest of the Tenant or an sublessee therein waived.

31.     MISCELLANEOUS

     a.      Binding on Successors

     The provisions of this Lease shall be binding upon and shall inure to the benefit of the heirs, successors, assigns, and legal representatives of the parties hereto.

     b.      Captions

     The captions and headings herein are for convenience and reference only and in no way define or limit the scope or content of this Lease or in any way affect its provisions.

     c.      Gender

     Whenever the sense of this Lease so requires, the use of (1) the singular number shall be deemed to include the plural, (2) the masculine gender shall be deemed to include the feminine or neuter gender, and (3) the neuter gender shall be deemed to include the masculine or feminine gender.

     d.      Qualification

     Each party represents that it is authorized to do business in the state in which the Premises are located and will remain so during the Term hereof, and in all respects is duly authorized to enter into and perform this Lease.

     e.      Entire Agreement

     This Lease embodies the entire agreement and understanding between the parties and supersedes all prior negotiations, agreements and understanding between them, oral or written, and any provision of this Lease may be modified, waived or discharged only by an instrunent in writing signed by both parties hereto.

     f       Time of Essence

     Time is of the essence in this Lease.

     g.      Notices

     All notices required or permitted under this Lease shall be in writing and shall be served on the parties at their respective addresses stated below. Any notice shall be either (a) sent by certified mail, return receipt requested, in which case notice shall be deemed delivered three (3) business days after deposit, postage prepaid in the U.S. mail, or (b) sent by a nationally recognized overnight courier, in which case notice shall be deemed delivered one
(1) business day after deposit with the courier. The addresses of the parties as set forth below may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of the notice. The notice addresses for the parties are:


IF TO LANDLORD:                    Hereford Company LLC
                                   Care of John Black
                                   Westwood Realty
                                   2600 American Road SE
                                   Rio Rancho, New Mexico 87124

Taxpayer Identification Number:

IF TO TENANT:                      Marie Callender Pie Shops, Inc.
                                   ATTN:   Vice President, Real Estate
                                   1100 Town and Country, Suite 1300
                                   Orange, California 92668

     h.      Force Majeure

     In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, was, military or usurped power, sabotage, terrorism, unusually severe weather, acts of God, fire or other casualty or other reason (but excluding financial inability) of a like nature beyond the reasonable control of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of the delay.

     i.      Legal Expenses

     In the event of the bringing of any action by either party hereto against the other hereon or hereunder, or by reason of the breach of any term, covenant or condition on the part of the other party, or arising out of this Lease, the party in whose favor final judgment shall be entered shall be entitled to have and recover from the other party costs and reasonable attorneys' fees to be fixed by the court which shall have rendered such judgment.

     j.   Waiver

     The waiver by either party hereto of any term, covenant or condition of this Lease to be performed by the other shall not be deemed to be a waiver of any subsequent breach thereof.

     k.      Holding Over

     In the event Tenant shall continue to occupy the Premises after the expiration of the Term hereof, such holding over shall be deemed to have created a tenancy at sufferance subject to all the terms and conditions of this Lease.

     1.      Applicable Law

     The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. If any provision of this Lease is capable of two constructions, one of which would render the provision invalid and the other of which would make the provision valid, then the provision shall have the meaning which renders it valid. The laws of the State in which the Premises is located shall govern the validity, performance, and enforcement of this Lease. The submission of this document for examination does not constitute an offer to lease and becomes effective only upon execution and delivery thereof by Landlord and Tenant.

     m.      Memorandum of Lease

     Landlord and Tenant agree to execute a Memorandum of this Lease for the purpose of recording in the form attached hereto as Exhibit "F" and by this reference incorporated herein. Such Memorandum shall include but not be limited to Term, option periods, use restrictions, all rights that Tenant may have over any property owned or controlled by Landlord (e.g., common area rights), and Tenant's right of first refusal to purchase.

     n.      Estoppel Certificate

     Landlord and Tenant shall at any time and without charge or expense to the other party upon not less than fifteen (15) days prior written notice from the requesting party or mortgagee, execute, acknowledge, and deliver a statement in writing (i) certifying that this Lease, is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rental and other charges are paid in advance, if any, and (ii) acknowledging that there are not any uncured defaults of which the acknowledging party has knowledge, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective assignee, sublessee or encumbrancer of the Premises.


IN WITNESS WHEREOF, the parties have executed, or if a corporation, caused its duly authorized officers to execute this Lease as of the day and year first above written.

LANDLORD:                                    TENANT:

HEREFORD COMPANY LLC,                        MARIE CALLENDER PIE SHOPS, INC.
A New Mexico limited liability company,      a California corporation


                                             By:
                                                  ----------------
                                             Its: VP, CFO

By: John Black
    -----------
    John Black,
    Manager